UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2006

                           RAM ENERGY RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-50682            20-0700684
-----------------------------     --------------     ---------------------
(State or Other Jurisdiction        (Commission          (IRS Employer
      of Incorporation)            File Number)       Identification No.)


     5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma           74135
     ------------------------------------------------        ------------
          (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code:  (918) 663-2800

                     Tremisis Energy Acquisition Corporation
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a) On May 8, 2006, RAM Energy Resources, Inc. (formerly Tremisis Energy Acquisition Corporation) (the "Company"), dismissed BDO Seidman, LLP as its independent registered public accountants in connection with the closing of the merger of RAM Energy Acquisition, Inc., a wholly owned subsidiary of the Company, with and into RAM Energy, Inc. on May 8, 2006. The decision was approved by the Board of Directors of the Company.

     The report of BDO Seidman, LLP on the Company's balance sheets as of December 31, 2005 and 2004, and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2005, the period ended December 31, 2004, and the period from February 5, 2004 (inception) to December 31, 2005 did not contain an adverse opinion or disclaimer of opinion. However, such report dated February 10, 2006 contained an explanatory paragraph relating to the ability of the Company to continue as a going concern.

     During the Company's fiscal years ended December 31, 2005 and 2004 and any subsequent interim period preceding the termination (through May 8, 2006), there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

     There were no reportable events as described in Item 304 (a)(i)(v) of regulation S-B.

     The Company requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by BDO Seidman, LLP in response to that request, dated May 8, 2006 is filed as Exhibit 16.1 to this Form 8-K

     (b) On May 8, 2006 UHY Mann Frankfort Stein & Lipp CPAs, LLP ("UHY") was engaged as the Company's new independent Registered Public Accountants. During the two most recent fiscal years and the interim period preceding the engagement of UHY, the Company has not consulted with UHY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired. None.

     (b)  Pro forma financial information. None

     (c)  Exhibits.

Exhibit Number                Description
--------------                -----------

16.1 Letter from BDO Seidman, LLP dated May 8, 2006 regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 8, 2006          RAM ENERGY RESOURCES, INC.


                              By:     /s/ Larry E. Lee
                              Name:  Larry E. Lee
                              Title: Chief Executive Officer

                               INDEX TO EXHIBITS

EXHIBIT
  NO.       DESCRIPTION                        METHOD OF FILING
  ---       -----------                        ----------------

16.1    Letter from BDO Seidman, LLP dated     Filed herewith electronically
        May 8, 2006